UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2015

OHA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	814-00672	20-1371499
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1114 Avenue of the Americas,
27th Floor	10036
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 852-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2015, L. Scott Biar resigned as Chief Financial Officer, Treasurer and Chief Compliance Officer of the Registrant.  Effective as of the same date, the Registrant’s board of directors appointed Cory E. Gilbert to the offices of Chief Financial Officer and Treasurer, and Lisa R. Price to the offices of Chief Compliance Officer and Secretary.

Prior to joining OHA as CFO and Treasurer of the Company, Mr. Gilbert, 42, was at RED Capital Group, the mortgage banking arm of ORIX, USA, where he served as CFO and Senior Managing Director since September 2013.  Prior to that, Mr. Gilbert served in various financial roles at ORIX Capital Markets from August 2008 to August 2013. Mr. Gilbert is a certified public accountant licensed in the State of Texas.

Prior to joining OHA as Associate General Counsel and Compliance Officer and prior to her appointment as CCO of the Company, Ms. Price, 36, was an associate of the international law firm of Dechert LLP from September 2005 until May 2015.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 10, 2015, OHA Investment Corporation, a Maryland corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”).  As of April 15, 2015, the record date for the Annual Meeting, 20,383,784 shares of common stock were eligible to be voted. Of the shares eligible to be voted, 17,680,490 were voted in person or by proxy in connection with the proposals. All matters voted upon at the Annual Meeting were approved with the required votes.  The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below:

Proposal 1: Election of Directors

The Company’s stockholders elected two Class II directors to serve a three-year term expiring at the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Frank V. Tannura	10,399,417	473,579	6,807,494
Alan M. Schrager	10,424,649	448,347	6,807,494

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The voting results were as follows:

Votes For	Votes Against	Abstentions
17,443,326	141,336	95,828

Item 8.01.    Other Events.

On June 11, 2015, the Registrant announced that its board of directors declared a quarterly dividend of $0.12 per share of common stock. The dividend will be payable on July 9, 2015 to stockholders of record as of June 30, 2015.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release dated June 11, 2015

[Signature Page to Follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHA Investment Corporation

	By:	/s/ Cory E. Gilbert
Cory E. Gilbert
Chief Financial Officer

Date: June 11, 2015